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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the incorporation by reference of our report dated February 15, 2001, included in this Form 10-K, into the Company's previously filed Registration Statement Nos. 333-64618, 333-73766, 333-89364, and 333-101436.



                                        /s/ Lurie Besikof Lapidus & Company, LLP

Minneapolis, Minnesota
March 31, 2003


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